Analyst Day September 26, 2012 Exhibit 99.1

Agenda
9:00 a.m. Welcome
Paul Jones, Chairman & CEO
Global Business
Ajita Rajendra, President & COO
Ashland City Plant  Preview
Steve Anderson, SVP Manufacturing
& Supply Chain
9:55 a.m. Break
10:00 a.m. Ashland City tour
11:00 a.m. Global Manufacturing Steve Anderson
Strategic Aspirations & Acquisitions  Paul Jones
Financial Aspirations
John Kita, EVP & CFO
12:00 Noon Lunch
12:30 p.m. Depart for Lochinvar
1:30 p.m. Introduction to Lochinvar
Bill Vallett, President, Lochinvar
Tour Lochinvar plant
3:15 p.m. Wrap Up Paul Jones

Forward Looking Statements
This presentation contains statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements generally can be identified by the use of words such as  “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,”
“believe,” “continue,” “guidance”, or words of similar meaning.  All statements regarding 2015 aspirations are forward-looking statements.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this
presentation.   Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: difficulties in achieving the disclosed accretion from the Lochinvar acquisition,  cost synergies or global expansion opportunities related to the acquisition; weakening in the high efficiency boiler segment in the U.S.; the ability to execute our acquisition strategy; significant volatility in raw material prices; competitive pressures on the company’s businesses; inability to implement pricing actions; instability in the company’s replacement markets;
further weakening in U. S. residential and commercial construction; timing of any recoveries in U. S.
residential or commercial construction; a slowdown in the Chinese economy; foreign currency fluctuations and adverse general economic conditions and capital market deterioration.
Forward-looking statements included in this presentation are made only as of the date of this presentation, and the company is under no obligation to update these statements to reflect subsequent events or circumstances.  All subsequent written and oral forward-looking statements attributed to the company, or persons acting on its behalf, are qualified entirely by these cautionary statements.

AOS
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

AO Smith

Investment Case
Leader in water heaters In North America
and China, platform to become leader in
India
Stable North American replacement market;
operating leverage when new construction
recovers
Strong balance sheet and cash flow to
support future growth
Strength of our China distribution,
manufacturing and brand provide clear
market advantage in Asia
Energy efficient products and new
geographies are drivers for growth

A. O. Smith History Founded in Milwaukee, Wisconsin (1874) A legacy of engineering excellence Commitment to integrity and ethical business conduct 5

A. O. Smith History
For over 134 years, A. O.  Smith Corporation has
grown through diversity, innovation and its steadfast
commitment to the customer
1936 – Company patents process for glass lining
water heater tanks
1950 – AOS introduces cathode protection for water
heater tanks
1995 – AOS enters China
1997 – AOS sold automotive company for $775
million
• Consolidator in water heaters; bought State and
American
• Consolidator in electric motors; bought five motor
companies
2011 – AOS sold electric motor company for $890
million
2011 – AOS purchased Lochinvar for $418 million –
the largest acquisition in company history

Global Business Strategy Ajita Rajendra, President and COO

Segment Revenue ROW China/India = 91% Europe/Middle East = 9% NA 2012 Second Quarter North America 74% Rest of World 26% Largely stable replacement Lochinvar 10+% growth in 2012

North America Residential 9

AO Smith
Rheem
BRADFORD WHITE
CORPORATION
Other

[redacted]

AO Smith

U. S. Water Heater Market Segment Residential Market 0% 10% 20% 30% 40% 50% Includes Lochinvar pro forma AHRI data: AOS actual shipments and AOS estimates of competitors’ shipments 10

[redacted]	[redacted]
FERGUSON Winnelson Hajoca Corporation Large Regional Distributors	THE HOME DEPOT LOWE'S Improving Home Improvement Sears ACE Hardware True Value. START RIGHT. START HERE. Do it Best MENARDS

[redacted]

AOSmith

11 U.S. Residential Water Heater Market Segment 2011 – 8.1 mm Units Wholesale channel is “50%” of the market Retail channel is “50%” of the market A. O. Smith’s Customers Retail Wholesale

Water Heaters
Strong Replacement Sales
North American Residential Water Heaters
Note: Includes tankless
0
2,000
4,000
6,000
8,000
10,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
New Construction
Replacement
Peak housing
starts: 2.1 million

North America Residential Strategic Priorities
2012 to 2015
Influence decision makers
Nurture Key customer
Enhance digital marketing
Continue to emphasize lean manufacturing and
continuous improvement programs

HIGH EFFICIENCY
IN EVERY CATE
A Drive
For Inno
iCOMM
INNOVATION COMES NATURALLY
IT'S A WHOLE NEW BALLGAME
NOBODY DOES IT BETTER.
2010 MANUFACTURERS SPOTLIGHT
A. O. Smith Volt
ROSWELL, NEW MEXICO, HAS A REPUTATION AS A HARSH, ALMOST ALIEN ENVIRONMENT. THAT'S WHY WE TEST OUR WATER HEATERS THERE.

ConsumerReports
7 Ways to Slash Your Energy Bills

Some savings but high maintenance

Tennessee

Innovation Begins Right Here in Tennessee

14 Brand Building – Sustained Investment New High Efficiency Products National Advertising Public Relations

5 / 5

shop now

Available exclusively at Lowe's

AOSmith

Web Strategy
Dominant visibility in search engines
for our brands and downstream
channel partners
Cultivate positively impactful
recommendations
Inspire and facilitate visitor goals
Drive measurable downstream value
“Very Sleek Model &
has great features”
Discover New Products
Find a Spec Sheet
Drive leads to contractors

LOWE'S
Google
Whirlpool

AO Smith
YouTube
facebook
twitter

Social Media Strategy
Retail - Reduce complaints, increase praise
• Engage publicly. Resolve privately. Confirm publicly.
• Cultivate and showcase positive reviews
Goal:  Improve published sentiment on Lowes.com &
Google
Wholesale - Increase awareness and
preference
• Publish blog on hotwater.com, syndicate to Facebook and
Twitter
• Post and Tweet about marketplace events
• Goal: Encourage engagement, improve search engine
rankings
• Engage publicly. Resolve privately. Confirm publicly.

17 North America Commercial

60%
50%
40%
30%
20%
10%
0%
AO Smith
Rheem
BRADFORD WHITE
CORPORATION
Other

[redacted]

U. S. Water Heater Market Segment
Commercial Market*
AHRI data:
AOS actual shipments
and AOS estimates
of competitors’
shipments
Includes
Lochinvar
pro forma
*Commercial water heater segment as defined by AHRI,
total 2011 commercial units as reported by AHRI = 145,000

Energy Efficient Cyclone
Game changing energy efficient
commercial product launched in 1997 and
upgraded frequently
Up to 96% thermal efficiency dramatically
lowers operating costs offering short
payback
Achieved 13% CAGR since its launch
Represents 18% of AOS commercial units

Innovation, training and 24/7 National account customer
service drive market leadership

North America Commercial Strategic Priorities
2012 to 2015
Sustain investment in high efficiency products and
innovation leadership
Develop delivery of hot water solutions
Improve inventory and delivery programs
Maintain technical and applications expertise

Lochinvar

Lochinvar 22

Acquisition Fits Squarely within
Strategic Objectives
Core product expansion
~ Lochinvar: Complementary product line up to
3.5 million BTUs
~ Lochinvar: approximately 50% hydronic heating
application and 50% other hot water
applications
Higher growth, energy efficient
products
~ Leader in high efficiency condensing boilers
~ Trend to condensing technology underway in
North America
Geographic expansion
Opportunities
~ China first on the list
Geographic
Expansion
Core Product
Expansion
Adjacencies
New
Technologies

Combination Creates Compelling Value
Purchase price of $418 million plus earnout, paid in cash
• 7.5 times adjusted EBITDA including tax benefits
Lochinvar’s complementary product offerings are a logical expansion of AOS global water heating platform
• One of the leading North American manufacturers of higher growth, higher efficiency, condensing boilers
Synergies expected to be $10 to 15 million in the next few years:
• Purchasing economies
• Logistical economies
• Global expansion opportunities
Accretive and exceeded cost of capital in year 1
• $.07 per share in fourth quarter 2011, including one-time purchase accounting charges and professional fees
• Expect  incremental $.40 to $.50 per share in 2012
Global expansion opportunities; China first on the list

Hydronic Space Heating 46%
Parts/Other 9%
Water Heating 45%

Lochinvar
High Efficiency Water Heaters, Boilers and Pool Heaters

CREST
CONDENSING BOILER

KNIGHT
heatingboiler.com

SHIELD
.lochinvar.com

AO Smith

Lochinvar End Markets 2/3 commercial end markets; 1/3 residential end markets 25

100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Non-Condensing Commercial Boilers
Condensing Commercial Boilers

AO Smith

Trend to Higher Efficiency, Condensing Boilers Source: BRG North American Commercial Boiler Volume (Units) 26

27 High Efficiency Portfolio Lifecycle U.S. Conversion to Condensing Technology Other Emerging Markets Time China High Efficiency Boilers x

Lochinvar Strategic Priorities
2012 to 2015
Sustain investment in innovation and technology
leadership
Further leverage training
Continue to invest in new product development
Maximize China boiler opportunity

China Water Heating 29

30 China/Asia now 24% of Sales & Growing China sales have grown over 25% (CAGR) over the last 9 years 0 50 100 150 200 250 300 350 400 450 2003 2004 2005 2006 2007 2008 2009 2010 2011 China India

Nanjing, China
Since 1995
Products designed for Chinese
consumers
Experienced Chinese managers
Strong retail presence
Consistently strong growth
Second manufacturing site
will increase capacity to 3
million units in 2014 (50%
increase)

Market Share
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
A.O.Smith
Haier
Midea
Macro
Vanward
Rinnai
Ariston
Noritz
Sakura
Siemens

AOSmith

Leading residential brands measured in currency; Tier One Market: GFK - CMM data sampling several thousand largest retail stores Ten-Year Market Share Trend 32

Others
Siemens
Ariston
Midea
Haier
A.O.Smith
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Value Market Share
>400
300-400
200-300
<200
Retail Price(USD)

Others
Haier
Ariston
Wanhe
Macro
Sakura
Noritz
Rinnai
A.O.Smith
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Value Market Share
>400
300-400
200-300
<200
Retail Price(USD)

AO Smith

Data Source: CMM Retail Survey January 2012 -150 Best Selling Models Market Share by Price Category Electric Market Share Gas Market Share 33

2011
2012P
2013P
2014P
2400
2200
2000
1800
1600
1400
1200
1000
800
600
400
200
0
1400
1600
1800
2000
1200
1400
1500
1600
1100
1300
1500
1700
1700
1900
2100
2300
Suning
Guomei
Specialty Stores
Other traditional Stores

AOSmith

A.O.史密斯
家庭供暖
时尚供暖·水系统体验中心

We are selling currently in 5,400 stores
and plan to add 600 retail stores in 2012,
largely in tier 2 cities.
We have been assisting distributors to
open A. O. Smith specialty stores.  We
plan to add 200 new stores each year,
reaching 1,700 A. O. Smith stores at the
end of 2014.
Three Year Plan (AOS Presence)
2011 to 2014
Distribution Channel Expansion
AOS selling
in 5,400
outlets!

Number of urban households by annual household income
Million households, percent
CAGR
2000-2020E, %
100% =
147
226
328
1
0
2
6
6
63
82
51
38
36
10
7
2000
2010
2020E
4.1
Affluent
(more than $34,000)
20.4
Mainstream
($16,000 to $34,000)
26.6
Value
($6,000 to $16,000)
1.2
Poor
(less than $6,000)
-3.8

SOURCE: McKinsey Insights China – Macroeconomic model update (March 2011)

A. O. Smith customer demographic expected to continue to grow rapidly Mega Trends - China Significant growth in AOS target demographic 35

China’s Megatrends and Company Specific
Factors Driving AOS Growth
Urbanization and Growing Middle Class
Expect Tier 2 and Tier 3 market and cities to further develop
Green and Safe (more money for cleaning up environment, saving energy, health)
Strong A. O. Smith
brand, capable local
managers, key
distribution
relationships and
engineering
innovation expected
to propel
A. O. Smith growth
to at least 2 times
China GDP rate

Wall-hung Electric
Good/Better/Best
• Mechanical / Electronic Controls
• Steel / Plastic Jacket
• Single / Dual heating elements
• Single / Dual power input 1.5/2.0/3.0KW/5.0KW
• Solar and gas auto-switch
• Dual tank slim model
Dual tank slim model Solar and gas auto-switch

Good/Better/Best (Natural gas)
• 8L/10L/11L/12L/13L/16L/20L/28L
• Non-modulating / Modulating
• Non-condensing / condensing
• Power venting / Balance Flue
• Indoor/Outdoor
• CO Sensor interlock
Gas Tankless

60L/80L integrated Wall-hung
150L/200L Split/integrated Floor-standing
240L/300L Split/Integrated floor-standing
2KW/3KW compressor
$50 dollar per unit savings
compared with using copper coils.
Heat Pump

Launched aluminum “micro-channel” cost-down
split floor-standing heat pump.

Solar-Assist Electric 60L/80L/100L/120L/150L/200L Roof-top / balcony mount Pressurized tank Cost reduction in 2012 40

AOS China Brand Strategic Priorities
2012 to 2015
Continue to build brand and expand distribution
Grow commercial markets, including hydronic
Continue cost reduction processes
Develop web based sales and marketing
strategy
Improve tankless and heat pump capabilities
Exploit developing replacement/upgrade market

Leverage the A.O. Smith
brand in our existing water
heater channels
• 1,100 retail stores at the
end of 2011
RO main focus
Product development
focused at customer needs
and technical improvements
Highly fragmented, $300
million market
A. O. Smith Branded Water Treatment Systems:
Retail Channel Display

400 GPD tankless;
power and pump;
USB interface for
monitoring filter;
Leakage detector
75 and 50 GPD
with tank, power
and pump;
USB interface for
monitoring filter;
Leakage detector
125 GPD with tank;
No pump and thus no power
needed!
AOS Branded Point of Use Products
2011: 900 stores in tier 1 cities and 200 in tier 2 cities;
2012: adding 200 tier 1 and 200 tier 2 retail outlets

SWT Strategic Priorities
2012 to 2015
Expand customer base and drive sales growth
Invest in AOS brand
Improve profitability
Achieve best in class quality and delivery
Maximize replacement filter opportunity

AO Smith
Innovation has a name.
A. O. Smith India Water Heating Private

AO Smith

45 INDIA

AO Smith
AO Smith
AO Smith

AO Smith
MEDIUM
LOW
HIGH

AO Smith

46 Products Designed for India Market

Headquarters and manufacturing in Bengalooru (Bangalore)

Sales and distribution

India Geographic Expansion
+800 outlets in 2012, totaling
1,700 at year end
(AOS brand
water heaters)
+100 Jaquar dealers in 2012,
totaling 1,100 at year end
(co-branded water heaters)
$0
$5
$10
$15
$20
2009 2010 2011
Millions
Sales

AOSmith
Innovation has a name.
WATER HEATERS
Fit it & Forget it
ADVANCED TECHNOLOGY
CHANGEABLE DECORATIVE PANELS
MADE BETTER
1.800.103.2468
www.aosmithindia.com

India Strategic Priorities
2012 to 2015
Build brand
Establish manufacturing
center of excellence
Introduce new products
Expand distribution
Enter water treatment
market
Explore commercial
opportunity

49 Energy Efficiency/Clean Water

A. O. Smith’s Vision
To be a leading, globally diversified provider of
innovative, energy efficient products used to heat and
clean water, providing extraordinary value to customers
and maximizing returns to our shareholders.

R & D Spending
R & D Spend (Million $$)
45
40
35
30
25
20
15
10
5
0
2008
2009
2010
2011

Achieving Our Vision
450+ Engineers
• North America
• China
• India
• Europe
10 Engineering Centers
• Specific Product Engineering
• Global Engineering
• Corporate Technology
Focused Innovation Center

Global Engineering Centers Fergus, Canada Veldhoven, Netherlands Shanghai, China Nanjing, China Bangalore, India McBee, SC Johnson City, TN Lebanon, TN Milwaukee, WI Lishui, China 52

53 Technological Capabilities Electric tank-type Gas tank-type Gas tankless Heat pumps Solar Boilers and industrial water heaters Water treatment Enabling electronics Materials Simulation

GreenBuilder
EDITORS' CHOICE
THE HOT 50
PRODUCTS 2011

green PRODUCT awards 2010

AO Smith

Innovative Products
Awards
Appliance DESIGN Magazine
• 2011 Excellence in Design Award
• Silver Medal - Next Hybrid
®
• Bronze Medal - Cirrex
®
Green Builder Magazine
• Hot 50 Products of 2011
• Next Hybrid
®
Building Products Magazine
• 2010 Green Product Award
• Voltex
®
Company Confidential

CAR TIRES & BATTERIES
PAGES 48, 52
TURKEY DAY FIXINGS
PAGE 8
Q & A: OBAMA ON HEALTH CARE
PAGE 18
AMERICA'S WORST CREDIT CARD
PAGE 13
NOVEMBER 2010 | CONSUMERREPORTS.ORG
ConsumerReports
400+ GREAT BUYS
Page 24
Best Products of the Year

AOSmith

55

Hybrid vs. solar

While some solar heaters save almost as much as hybrid electrics, most take far longer to pay for themselves.

Brand & model	Installed cost (est.)	Tank size (gal.)	Annual savings (avg.)	Payback with federal credit (yr.)	Warranty (yr.)
HYBRID ELECTRIC HEATERS All are Energy Star-qualified and eligible through 2010 for federal tax credit of up to 30 percent.					
A.O. Smith PHPT-80 [1]	$2,250	80	59%	5	10
Rheem HP50RH [1]	1,750	50	58	4	10
GE GEH50DNSRSA [1]	1,950	50	56	4.5	10
Brand & model	**Installed cost (est.)**	**Collector type**	**Annual savings (avg.)**	**Payback with federal credit (yr.)**	**Warranty (yr.)**
SOLAR HEATERS All are certified by the Solar Rating and Certification Corp., needed for many rebates and credits.					
Eagle Sun DX-80-64 [1]	$7,500-8,500	2 flat panels	55%	12-14	10 for panel; 6 for tank
Heliodyne 50190 [1]	6,000-7,000	2 flat panels	49	10-12	10 for panel; 6 for tank
Sungrabber 200 Series	2,500-4,500 [3]	2 tube-filled mats	35	5-9	10 [4]
SunMaxx 3570 [2]	5,500-7,000	1 glass-tube bank	19	23-33	10

[1] Energy Star-qualified. [2] Manufacturer has updated system. [3] Lower price is for do-it-yourself installation. [4] 3 years for DIY installation.

Our results for hybrid electric water heaters reflect tests conducted in a 65° F temperature-controlled chamber and, for solar heaters, year-round tests outside our Yonkers, N.Y., headquarters. The figures above are based on the consumption of hot water by two to four people (80 to 85 gallons per day) compared with all-electric storage-tank heaters. How much you save in your home might differ based on climate and usage.

A.O. Smith

AO Smith

56

57 New Products Voltex Effex NEXT Hybrid Cirrex Tankless TM TM TM TM

2015 Strategic Aspirations and Acquisitions Paul Jones, Chairman and CEO

Vision
Performance
Aspiration
A. O. Smith
Grow faster than the market and achieve greater
than $3 billion in sales, with more than $1
billion from emerging regions and,
with a
return of 14% EBIT in 2015.
To be a leading, globally diversified provider of
innovative, energy efficient products used to heat and
clean
water,
providing
extraordinary value to
customers and maximizing returns to our
shareholders.
To simultaneously reposition A. O. Smith as a portfolio of
global water based businesses with higher returns
(EBIT and ROIC) and a greater share of revenue in
high growth regions and businesses.

Values
A. O. Smith Enterprise Strategy Framework
Conduct business with integrity- Live our Values every day
Build our brand reputation and deliver our brand promise.
Emphasize high growth markets worldwide.
Leading market share position for every segment of our business.
Bring to market a continuous flow of innovative, energy efficient and reliable products that have a compelling value proposition to our customers.
Operate world class facilities and highly efficient processes to manufacture and distribute technologically superior products / services.
Earn customer loyalty by providing best in class value and outstanding customer service and responsiveness.
Develop a high performance environment that attracts, develops  and retains top talent around the world.
Operations
Products
Markets
Talent
Brand

Our Geographic Environment
North  America
• Slow GDP growth
• Large but mature market
• 2015 Regulatory changes –
electric product
• Strong brands
• Boiler industry transition to
55% condensing by 2016
China
• GDP projected at 7-8% range
• Sluggish economy at present /
transitional issues
• Middle and affluent classes growing
• AOS brand is the market leader
• Very bullish on long term growth
India
• GDP growth projected at 6-7%
range
• Volatile currency
• An evolving water heater market
• AOS brand gaining recognition
China
India North America
Mega trends-
Global political and governmental fiscal issues are major headwinds to economic expansion.
E commerce and digital marketplaces are rapidly expanding and could change the purchase decision dynamics.
Global procurement programs – China is becoming less attractive, Mexico is becoming more attractive.

A. O. Smith’s Capital Allocation Options 62 Organic growth (capital expenditures) Acquisitions Return cash to shareholders • Dividends • Share repurchase

Water-Themed Adjacencies
Acquire new platforms for
growth
A. O. Smith Growth Strategy
Adjacencies
Geography
Expand/ Grow the Core
New Products & New
Technologies
Water Heating
Water Treatment
Geographic Growth
China
India
Other High Growth GDP markets
Core

18000
16000
14000
12000
10000
8000
6000
4000
2000
0
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Mexico
Brazil
Chile
Argentina
Vietnam
Indonesia
Turkey
Russia
South Korea
South Africa
China
India
Population (00000)
GDP per Capita (USD)
2012 GDP Growth (right axis)
AO Smith

64 Geographic Expansion: Higher Growth Regions Source: World Bank, Economist US 2012 GDP Growth

AOS
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

AO Smith

Investment Criteria
Value creation opportunities
ROIC in excess of cost of capital by second or third year
Meet risk adjusted IRR hurdle rates
Margin accretion with growth rates higher than US GDP
Accretive to earnings in the first year

Alignment and Execution
Alignment
Clearly defined strategy and goals
Clear definition of what we will and will not do
Clearly identified priorities
Disciplined process
• Clear financial metrics
• Continuously challenge assumptions
• Develop/monitor execution ability (People)
• Continuously monitor performance
• Develop/deploy counter measures early

67 Total Stock Return Cumulative returns*, period ending 6/30/12 * includes dividends 17% 126% 101% 5.45% 58% 1% 1% 72% 10% 0% 30% 60% 90% 120% 150% 1 year 3 year 5 year AOS S&P 500 S&P 600

2015 Financial Aspirations John Kita, Executive Vice President and CFO

Path to Achieve 2015 Revenue Growth
Aspirations
$1,835*
$215
$375
$2,425
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2011 NA Organic ROW Organic 2015
*
Includes full year Lochinvar (proforma)
This suggests annual organic revenue growth in excess of 7 percent

North America Organic Revenue Growth
US housing starts to1.2 million
by 2015
Commercial Industry units
to 150,000  by 2015
Grow approximately
10 percent per year
North America Water Heaters
$1.1 billion to $1.2 billion
Lochinvar
$200 million to $290 million
$1,835*
$215
$375
$2,425
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2011 NA Organic ROW
Organic
2015
*
Includes full year Lochinvar (proforma)
•
•
•

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Dollar in Millions
$1,835*
$215
$375
$2,425
2011
NA Organic
ROW Organic
2015

Rest of World Organic Revenue Growth
AOS Branded Sales
$372 million to $650 million
India
$18 million to $85 million
2015 Global Water Treatment
revenues over $100 million
• 15% (2X China GDP)
• Grow > 30 percent per year
• Enter water treatment
Grow at least 25 percent
per year
SWT
$16 million to $40 million

* Includes full year Lochinvar (proforma)
•

China/India 24% of Sales in 2011 & Growing
to 32% by 2015
6% 7%
10%
9%
10%
13%
16%
22%
24%
32%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2015
China/India NA

$775 million
Organic Growth

Organic Growth Provides Premium Returns
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2006 2007 2008 2009 2010** 2011 2015
Aspiration
0%
2%
4%
6%
8%
10%
12%
14%
16%
Sales EBIT Margin
** 2010 EBIT excludes $35.4 million in flood costs
* excludes corporate expenses

74 Organic 2015 EBIT Aspirations 14.5% 13% 14% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% North America Rest of World Total excl Corporate

Acquisitions
Dry Powder for acquisitions*:
Appr $400  million cash offshore
Appr $400 million borrowing capacity
Appr $800 million available for acquisitions
Assumptions for acquisitions:
Purchase Price of $800mm = 1.25 Revenue,
or approximately $640 million
Purchase Price = EBITDA multiple of
approximately 8.5 times and EBIT multiple
of 10 times
$2,425
$640
$3,065
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2015 Organic
Growth
Acquisitions 2015
* Excludes over $300 million organic cash generation
(estimate for 2013 to 2015 timeframe)

Emerging Regions over 33% of Revenues in 2015
> $2 Billion
Developed Regions
> $1 Billion
Emerging Regions
Including acquisitions, achieve greater than $3 Billion in sales, with over $1 Billion from emerging regions
Composition of revenues based on organic growth and acquisition aspirations

Organic Growth 15% EPS CAGR, 2012 to 2015
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.13
$1.33
$1.71
$2.11
$2.90
$0.70
$4.30
2008
2009
2010
2011
2012 Guidance
2015 Aspiration

Reaffirming 2012 EPS Guidance;
Introducing 2015 EPS Aspirations
2008, 2009 and 2010 are Non-GAAP, EPS all periods is Continuing Operations Only
2011 excludes the impact from the second quarter one-time settlement and increase to the warranty reserve and the hedged RBC shares.  2012 excludes the impact from future acquisitions and the gain on the sale of RBC shares.
$5.00
$2.80
2015 assumes 46.5 million shares outstanding and pension expense is unchanged from 2012
Acquisitions

Thank you!